
[Graphic: Pioneer Logo]


Pioneer
Limited Maturity
Bond Fund

----------------------
ANNUAL REPORT 11/30/99
----------------------

 Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                 1
Portfolio Summary                                                        2
Performance Update                                                       3
Portfolio Management Discussion                                          6
Schedule of Investments                                                  9
Financial Statements                                                    16
Notes to Financial Statements                                           23
Report of Independent Public Accountants                                27
Trustees, Officers and Service Providers                                28
The Pioneer Family of Mutual Funds                                      29

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 11/30/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

As we move forward into the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment-to-moment.

For those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Tax-Managed Fund. The Fund builds on Pioneer's 71-year value tradition, focusing on companies with quality management, market leadership, solid assets and attractively priced stocks. To receive a prospectus for our newest fund, which contains more information, including charges or expenses please contact your investment professional or call Pioneer at 1-800-225-6292. Please read the prospectus carefully before you invest or send money.

I encourage you to read on to learn more about your Fund, including the question and answer session with Richard Schlanger. You can visit our web site at www.pioneerfunds.com to obtain information about our funds and to view 1999 distribution information.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Data for pie chart]

Corporate Bonds                        54%
U.S. Government Agency Obligations     42%
U.S. Government Obligations             4%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[Data for pie chart]

Treasury/Agency                        46%
BBB                                    18%
A                                      14%
AAA                                    11%
AA                                      4%
BB                                      4%
B                                       3%



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

  1. Government National Mortgage Association II, 7.5%, 8/20/27                 2.75%
  2. U.S. Treasury Notes, 6.25%, 2/15/07                                        2.63
  3. Government National Mortgage Association II, 6.5%, 2/20/29                 2.44
  4. Sony Corp., 6.125%, 3/4/03                                                 1.80
  5. Federal National Mortgage Association, REMIC Series G94-1, 7.0%, 11/25/04  1.76
  6. KN Energy Inc., 6.45%, 11/30/01                                            1.74
  7. NationsBank Corp., 6.5%, 8/15/03                                           1.73
  8. Federal Home Loan Mortgage Corp., 6.3%, 6/1/04                             1.72
  9. Government National Mortgage Association, 7.0%, 4/15/29                    1.71
 10. Shopko Stores, 6.5%, 8/15/03                                               1.69

     Fund holdings will vary for other periods.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                    CLASS A SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  11/30/99       11/30/98
                            $3.62          $3.78

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/98 -11/30/99)       Dividends      Capital Gains       Capital Gains
                            $0.214              -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.

----------------------------------------
 Average Annual Total Returns
 (As of November 30, 1999)

                               Public
                Net Asset      Offering
 Period           Value        Price*

 Life-of-Fund
 (8/10/92)       4.83%          4.48%
 5 Years         5.62           5.06
 1 Year          1.47          -1.14
----------------------------------------

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

[Data for mountain chart]

Growth of $10,000+

                         Merrill
          Pioneer        Lynch
          Limited        1-3 Year       Lehman Brothers
          Maturity       Treasury       Government/Corporate
          Bond Fund*     Index          Bond Index-Intermediate
8/92       9750          10000          10000
           9809          10018           9974
          10204          10372          10694
11/93     10425          10623          11217
          10466          10586          10802
          10457          10697          10800
          11122          11375          12057
11/95     11466          11810          12776
          11606          11975          12552
          12062          12494          13487
          12332          12766          13540
11/97     12743          13235          14486
          13094          13657          15095
          13543          14207          15986
          13633          14380          15710
11/99     13743          14674          15777

+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                    CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  11/30/99       11/30/98
                            $3.62          $3.78

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/98 -11/30/99)       Dividends      Capital Gains       Capital Gains
                            $0.184              -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/
Corporate Bond Index-Intermediate.

----------------------------------------
 Average Annual Total Returns
 (As of November 30, 1999)

                   If         If
 Period           Held     Redeemed*
 Life-of-Fund
 (4/4/94)        4.16%      4.16%
 5 Years         4.77       4.77
 1 Year          0.64      -1.27
----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.


[Data for mountain chart]

Growth of $10,000+

                         Merrill
          Pioneer        Lynch
          Limited        1-3 Year       Lehman Brothers
          Maturity       Treasury       Government/Corporate
          Bond Fund*     Index          Bond Index-Intermediate
4/94      10000          10000          10000
           9987          10014           9982
11/94      9961          10119           9980
          10539          10761          11142
11/95     10850          11172          11806
          10910          11328          11599
11/96     11325          11819          12464
          11521          12077          12512
11/97     11845          12520          13387
          12107          12919          13949
11/98     12496          13440          14772
          12521          13603          14518
11/99     12576          13881          14580

+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                    CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  11/30/99       11/30/98
                            $3.62          $3.79

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/98 -11/30/99)       Dividends      Capital Gains       Capital Gains
                            $0.230             -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/
Corporate Bond Index-Intermediate.


----------------------------------------
 Average Annual Total Returns*
 (As of November 30, 1999)

                   If         If
 Period           Held     Redeemed
 Life-of-Fund
 (4/9/98)         3.63%      3.63%
 1 Year           1.64       1.64
----------------------------------------

* Assumes reinvestment of distributions.

                         Merrill
          Pioneer        Lynch
          Limited        1-3 Year       Lehman Brothers
          Maturity       Treasury       Government/Corporate
          Bond Fund*     Index          Bond Index-Intermediate
4/98      10000          10000          10000
          10050          10053          10107
          10100          10105          10210
          10151          10153          10218
8/98      10255          10281          10418
          10414          10416          10715
          10437          10467          10639
11/98     10432          10458          10703
          10454          10495          10730
          10505          10537          10806
2/99      10444          10485          10549
          10527          10557          10602
          10550          10591          10628
5/99      10518          10585          10519
          10515          10618          10486
          10487          10652          10457
8/99      10488          10682          10448
          10604          10752          10542
          10605          10781          10570
11/99     10602          10801          10564

+ Index comparison begins 4/30/98. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99
--------------------------------------------------------------------------------

In the following discussion, Richard Schlanger details the investment environment and the strategies that affected your Fund's performance over the year. Rich has been a key member of the fixed-income team that is responsible for the day-to-day management of Pioneer Limited Maturity Bond Fund's team for seven years. Sherman Russ and Ken Taubes are jointly responsible for overseeing Pioneer's fixed-income team.

Q: What was the economic environment like for bond investors over the year?

A: The U.S. economy prospered and acted as an engine of growth for the rest of the world. In the United States, unemployment reached a 30-year low of 4.1%. However, the current breakneck pace of economic growth, coupled with an exceedingly low unemployment rate, contributed to fears that the economy could overheat. In an effort to slow rapid growth and stave off inflation, the Federal Reserve raised short-term interest rates three times for a total of three quarters of a percentage point. This action reversed the three rate cuts engineered by the Fed in 1998 that were brought about by both domestic and international market problems. Over the year, investors felt the twin effects that rising interest rates have on bonds: declining prices and increasing yields.

Q: How did Pioneer Limited Maturity Bond Fund perform in this environment?

A: For the year ended November 30, Class A shares returned 1.47% at net asset value, better than the 1.44% average return of the 93 funds in Lipper, Inc.'s short-intermediate investment grade debt funds category. (Lipper is an independent firm that tracks mutual fund performance.) On November 30, the Fund's 30-day SEC yield stood at 6.31%, a significant increase compared to the 4.40% it was a year ago. (The 30-day SEC yield calculated without fee waivers was 5.32%.)

   Like most bond investments, the Fund did see some price deterioration. However, compared to its peer group, your Fund performed very well. In fact, many other bond funds - particularly longer-term funds - turned in negative returns. The slight decline in

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   your Fund's share price during the year was offset by the Fund's higher level of income earnings - a result of higher interest rates. If short-term rates continue to rise, the dividends produced by the Fund should also rise.


Q: Pioneer Limited Maturity Bond Fund changed its name from Pioneer Short-Term
   Income Trust. Its benchmark index also changed. Why?

A: The Fund's new name and benchmark, the Lehman Brothers Government/Corporate
   Bond Index-Intermediate, more accurately reflect the composition of the portfolio, including the Fund's current average maturity, average credit quality and duration, which measures a portfolio's sensitivity to changes in interest rates. As a result of the index change, issues with longer maturities can now be included in the portfolio, broadening the universe from which we can select bonds. While the Fund's ability to invest in below investment grade bonds can increase the potential for investors to receive a higher yield, it increases the Fund's overall risk profile. We believe that both of these changes could lead to a higher dividend stream.

   However, although the Fund can include high-yield issues, they can comprise no more than 10% of the portfolio and at least 90% of Limited Maturity Bond Fund's total assets must be investment-grade. On November 30 the average credit quality of the portfolio was AA. (Ratings apply to the creditworthiness of the issuer of securities, not the Fund.)

   In the midst of these changes one thing remains the same - our value tradition. Although the strategic approach towards managing the portfolio has been modified slightly, shareowners can be assured that we will continue with our value-based strategy when selecting securities for the Fund.

Q: What types of bonds contributed to the Fund's performance?

A: We believe that the composition of your Fund's portfolio - investment-grade corporate and U.S. government issues blended with a high-yield component - helped the Fund to outperform many of its peers. Our efforts concentrated on making the most of the rising interest rate environment. On a relative value basis, mortgages and asset-backed

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99                           (continued)
--------------------------------------------------------------------------------

   securities helped the Fund's performance. As rates were rising in late summer and early fall, we increased the Fund's exposure to asset-backed securities and mortgages. The spread, or yield differential, to Treasurys narrowed in late fall, and contributed to the Fund's good performance.

   We also maintained our focus on corporate bonds, to the Fund's advantage. Although riskier than Treasurys, because Treasurys are guaranteed as to the payment of principal and interest and corporate bonds are not, corporate bonds offer investors the potential for higher levels of income and price gains. Corporates currently constitute more than half of the portfolio's holdings. Throughout the year, we found buying opportunities for corporate bonds when the fundamentals were compelling and after the spreads between Treasurys and corporate bonds widened.


Q: What is your outlook for the coming year?

A: If economic growth continues through March 2000, the United States economy will have experienced the longest expansion in U.S. history. Even in the wake of rate increases by the Federal Reserve aimed at slowing economic growth and keeping inflation in check, the economy has still flourished. We believe that until the Fed sees that growth has slowed to a more sustainable pace, with moderate to low inflation, the possibility of future rate hikes will linger.

   Going forward, we will continue to monitor the investment landscape and adjust our strategy in order to take advantage of changes in market conditions. For those individuals with a relatively short time horizon, this Fund should provide more price stability and a higher income stream than shorter-term funds. In addition to seeking an attractive level of income, the Fund strives to offer investors a competitive combination of price, performance and income, as well as relative safety from credit risk by investing in a diversified mix of fixed-income sectors.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 11/30/99
--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                         Value
                              CORPORATE BONDS - 54.5%
                              Asset-Backed - 10.4%
$ 223,233     AAA/Aaa         Advanta Mortgage Loan Trust, Series
                              93-4A, 5.55%, 3/25/10                          $  216,344
  400,000     AAA/Aaa         Americredit Automobile Receivables Trust,
                              Series 1999-B A4, 5.96%, 3/5/06                   390,784
  785,687     AAA/Aaa         Bay View Auto Trust, Series 1997-RA1,
                              6.59%, 12/15/04                                   785,687
  250,000     AAA/Aaa         Boston Edison Company, 1999-1A4,
                              6.91%, 9/15/09                                    247,123
  500,000     AAA/Aaa         California Infrastructure SCE-1, Series
                              1997-1, 6.28%, 9/25/05                            493,220
  392,706     AAA/Aaa         Carco Auto Loan Master Trust, Series
                              1997-1A, 6.689%, 8/15/04                          393,287
  350,000     AAA/Aaa         Citibank Credit Card Master Trust I, Series
                              1999-5A, 6.1%, 5/15/08                            338,653
  250,000     AAA/Aaa         Comed Transitional Funding Trust, Series
                              1997- RA1, 5.34%, 3/25/04                         243,828
  499,933     A-/Baa1         Continental Airlines, Series 1998-3 Pass
                              Through Trust C-1, 7.08%, 11/1/04                 492,284
  374,670     AAA/Aaa         CoreStates Home Equity Trust, Series
                              1994-1, 6.65%, 5/15/09                            368,815
  500,000     AAA/Aaa         Discover Card Master Trust, Series
                              1998-7A, 5.6%, 5/15/06                            475,855
  500,000     AAA/Aaa         Discover Card Master Trust, Series
                              1997-2, 6.792%, 4/16/10                           491,695
  500,000     AAA/Aaa         Greenpoint Manufactured Housing, Series
                              1999-1A2, 6.01%, 8/15/15                          489,650
  275,000     AAA/Aaa         Premier Auto Trust, Series 1997-1A4,
                              6.35%, 4/6/02                                     274,117
  187,500     AAA/Aaa         Sears Credit Account Master Trust, Series
                              1994-1A, 7.0%, 1/15/04                            188,278
                                                                             ----------
                                                                             $5,889,620
                                                                             ----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                  (continued)
--------------------------------------------------------------------------------


              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                         Value
                              Collateralized Mortgage Obligations - 0.9%
$  76,446     AAA/NR          Mortgage Capital Funding Inc., 1995-MCI
                              Class A1B, 7.6%, 5/25/27                       $   77,019
  481,007     NR/Aaa          Prudential Securities Secured Financing, Co.,
                              Series 1999-NR F1 A1, 6.074%, 1/15/08             458,685
                                                                             ----------
                                                                             $  535,704
                                                                             ----------
                              Financial - 17.4%
  500,000     BB-/B1          Advanta Corp., 7.0%, 5/1/01                    $  481,575
  528,000     AA-/Aa3         Associates Corp., 6.5%, 7/15/02                   523,913
  500,000     A+/A1           A T & T Capital Corp., 6.875%, 1/16/01            500,710
  600,000     A/A1            Bank One Corp., 7.25%, 8/1/02                     604,692
  500,000     BB+/Baa3        Capital One Financial Corp., 7.125%,
                              8/1/08                                            459,120
  500,000     A+/A1           Citicorp, 7.125%, 6/1/03                          503,750
  500,000     A/A1            Ford Motor Credit Co., 6.55%, 9/10/02             496,005
  500,000     A/A2            General Motors Acceptance Corp., 7.05%,
                              4/23/02                                           501,580
  700,000     A+/A1           Goldman Sachs Group, 7.35%, 10/1/09               695,366
  470,000     BBB-/Ba2        Imperial Bank, 8.375%, 4/1/09                     441,960
  500,000     A/A3            Lehman Brothers Holdings, 6.625%, 4/1/04          486,090
  500,000     BBB/Baa2        MBNA Corp., 6.5%, 9/15/00                         497,785
1,000,000     A/Aa3           NationsBank Corp., 6.5%, 8/15/03                  984,960
  500,000     A+/A1           Newcourt Credit Group, 6.875%,
                              2/16/05 (144A)                                    493,690
  400,000     A+/Aa3          Norwest Corp., 6.8%, 5/15/02                      400,588
  500,000     BBB-/Baa2       The Rouse Co., 8.05%, 3/23/01                     497,915
  250,000     BB+/Ba3         Sovereign Bancorp, 10.25%, 5/15/04                251,682
  250,000     BBB/Baa2        Spieker Properties L.P., 6.65%, 12/15/00          248,290
  800,000     BBB/Baa2        Spieker Properties L.P., 6.8%, 12/15/01           789,472
                                                                             ----------
                                                                             $9,859,143
                                                                             ----------
                              Industrial - 25.8.%
  500,000     BBB-/Baa3       A. H. Belo Corp., 6.875%, 6/1/02               $  493,210
  500,000     BB/Ba3          Allied Waste Industries, Inc., 7.625%,
                              1/1/06                                            451,250
  500,000     BBB/Baa2        Canadian Occidental Petroleum Ltd.,
                              7.125%, 2/4/04                                    486,510
  350,000     B+/B2           Charter Communications Holdings LLC,
                               8.25%, 4/1/07                                    330,313

10   The accompanying notes are an integral part of these financial statements.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                         Value
                              Industrial - (continued)
$ 930,000     BBB+/Baa1       Comdisco Inc., 6.5%, 6/15/00                  $   928,996
  500,000     A-/A3           Conoco Inc., 5.9%, 4/15/04                        480,575
  500,000     A/A3            CVS Corp., 5.5%, 2/15/04 (144A)                   470,955
  500,000     BBB/Baa2        Delphi Auto Systems, 6.125%, 5/1/04               475,365
  700,000     B/B2            Echostar DBS Corp., 9.25%, 2/1/06                 700,000
  350,000     A/A2            General Motors Acceptance Corp.,
                              6.365%, 12/1/01                                   346,895
  500,000     A-/Baa1         Guidant Corp., 6.15%, 2/15/06                     465,520
  500,000     BB-/Ba2         Gulf Canada Resources Ltd., 9.625%,
                              7/1/05                                            508,325
  250,000     BBB-/Baa3       Great Lakes Power Inc., 8.3%, 3/1/05              246,953
1,000,000     BBB-/Baa2       KN Energy Inc., 6.45%, 11/30/01                   986,090
  854,000     BBB/Baa3        Laidlaw Inc., 8.75%, 1/1/00                       854,572
  300,000     BBB/Baa3        Laidlaw Inc., 7.65%, 5/15/06                      280,212
  685,000     BBB-/Ba1        Levi Strauss & Co., 7.0%, 11/1/06 (144A)          542,732
  500,000     A-/A3           Nabors Industries, 6.8%, 4/15/04                  486,365
  150,000     B/B2            Nextlink Communications Inc., 10.75%,
                              6/1/09                                            153,375
  500,000     AA/Aa1          Northern Illinois Gas Co., 6.75%, 6/1/02          499,375
  500,000     BB/Ba2          Northwest Airlines Corp., 8.52%, 4/7/04           476,240
  200,000     BBB+/A3         Penny (J.C) & Co., Inc., 6.5%, 6/15/02            194,838
  500,000     B-/B3           Premier Parks, Inc., 9.75%, 6/15/07               497,500
  300,000     BB+/Ba1         Santa Fe Snyder Corp., 8.05%, 6/15/04             292,998
1,000,000     BBB-/Baa3       Shopko Stores, 6.5%, 8/15/03                      962,960
1,050,000     A+/Aa3          Sony Corp., 6.125%, 3/4/03                      1,024,863
  250,000     BBB+/Baa1       Sun Microsytems Inc., 7.35%, 8/15/04              251,108
  325,000     BBB/Ba1         USA Waste Services, 6.5%, 12/15/02                296,114
  500,000     BBB-/Baa2       USX Corp., 7.2%, 2/15/04                          496,655
                                                                            -----------
                                                                            $14,680,864
                                                                            -----------
                              Total Corporate Bonds
                              (Cost $31,873,434)                            $30,965,331
                                                                            -----------
                              U.S. GOVERNMENT OBLIGATIONS - 3.9%
  200,000                     U.S. Treasury Notes, 6.25%, 1/31/02           $   200,936
  500,000                     U.S. Treasury Notes, 6.25%, 2/15/03               502,045
1,500,000                     U.S. Treasury Notes, 6.25%, 2/15/07             1,497,315
                                                                            -----------
                              Total U.S. Government Obligations
                              (Cost $2,271,438)                             $ 2,200,296
                                                                            -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                  (continued)
--------------------------------------------------------------------------------


              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                        Value
                              U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.6%
$ 300,000                     Federal Home Loan Bank, 7.08%,
                              11/5/04                                          $299,382
1,000,000                     Federal Home Loan Mortgage Corp., 6.3%,
                              6/1/04                                            976,910
  300,000                     Federal Home Loan Mortgage Corp.,
                              6.22%, 6/24/08                                    281,664
   44,684                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1191EB, 7.0%, 8/15/02                 44,615
   92,744                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1132I, 8.0%, 5/15/06                  93,056
   71,851                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1181H, 7.0%, 7/15/06                  71,959
  404,407                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1145G, 8.0%, 9/15/06                 411,230
   84,363                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1564J, 6.5%, 7/15/08                  83,165
  500,000                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1848PB, 7.0%, 2/15/20                500,125
  188,264                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1206H, 7.0%, 3/15/21                 188,300
  469,406                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1987PM, 6.5%, 10/15/21               465,177
   20,319                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 189C, 8.0%, 10/15/21                  20,282
   44,919                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 1590K, 6.5%, 10/15/23                 44,770
  338,646                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 2017C, 6.5%, 11/15/23                330,685
  619,317                     Federal Home Loan Mortgage Corp.,
                              REMIC Series 2043G, 6.5%, 4/15/28                 602,676
  954,517                     Federal National Mortgage Association,
                              6.5%, 9/1/28                                      911,229
  500,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.63%, 6/5/01                   499,785
  300,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.52%, 9/5/02                   298,092
  350,000                     Federal National Mortgage Association,
                              Medium Term Note, 5.9%, 6/19/03                   340,602

12   The accompanying notes are an integral part of these financial statements.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                        Value
                           U.S. Government Agency Obligations - (continued)
$ 500,000                  Federal National Mortgage Association,
                           Medium Term Note, 6.0%, 4/17/06                  $  476,485
  258,583                  Federal National Mortgage Association,
                           REMIC Series 1992-145, 7.15%, 7/25/03               258,500
1,004,337                  Federal National Mortgage Association,
                           REMIC Series G94-1, 7.0%, 11/25/04                1,002,358
  500,000                  Federal National Mortgage Association,
                           REMIC Series 1999-W5, 6.115%, 11/15/05              468,281
  302,837                  Federal National Mortgage Association,
                           REMIC Series 1995-23D, 7.0%, 10/25/07               298,376
  478,504                  Federal National Mortgage Association,
                           REMIC Series 1993-129KB, 6.5%, 4/25/08              468,810
  581,369                  Federal National Mortgage Association,
                           REMIC Series 1993-30PG, 6.65%, 9/25/17              578,125
   96,279                  Federal National Mortgage Association,
                           REMIC Series 1988-26C, 7.5%, 7/25/18                 96,263
  149,958                  Federal National Mortgage Association,
                           REMIC Series 1993-17PE, 6.75%, 6/25/19              149,389
  757,883                  Federal National Mortgage Association,
                           REMIC Series 1993-23PJ, 6.7%, 7/25/19               753,480
  653,659                  Federal National Mortgage Association,
                           REMIC Series 1998-50EN, 6.5%, 9/25/28               628,277
  378,369                  Government National Mortgage
                           Association, 7.5%, 2/15/26                          377,817
  959,796                  Government National Mortgage
                           Association, 6.5%, 2/15/29                          913,006
  995,026                  Government National Mortgage
                           Association, 7.0%, 4/15/29                          972,220
  454,531                  Government National Mortgage
                           Association, REMIC Series 1998-24A,
                           6.5%, 11/20/24                                      439,214
  537,268                  Government National Mortgage
                           Association II, 5.5%, 7/20/14                       501,271
  499,763                  Government National Mortgage
                           Association II, 7.5%, 3/20/26                       499,033

The accompanying notes are an integral part of these financial statements.   13

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                  (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                        Value
                           U.S. Government Agency Obligations - (continued)
$1,563,704                 Government National Mortgage
                           Association II, 7.5%, 8/20/27                   $ 1,560,936
   951,617                 Government National Mortgage
                           Association II, 6.5%, 7/20/28                       905,226
   771,897                 Government National Mortgage
                           Association II, 7.5%, 8/20/28                       770,531
   950,856                 Government National Mortgage
                           Association II, 7.0%, 1/20/29                       929,062
 1,459,422                 Government National Mortgage
                           Association II, 6.5%, 2/20/29                     1,388,275
   950,029                 Government National Mortgage
                           Association II, 7.0%, 2/20/29                       928,254
   982,439                 Government National Mortgage
                           Association II, 6.0%, 3/20/29                       907,017
   975,946                 Government National Mortgage
                           Association II, 6.5%, 3/20/29                       928,369
                                                                           -----------
                           Total U.S. Government Agency Obligations
                           (Cost $24,358,089)                              $23,662,279
                                                                           -----------
                           TOTAL INVESTMENT IN
                           SECURITIES  -  100.0%
                           (Cost $58,502,961) (a)(b)                       $56,827,906
                                                                           -----------



14   The accompanying notes are an integral part of these financial statements.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NR   Not Rated.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 1999, the value of these securities amounted to $1,507,377 or 2.6% of total net assets.

(a) At November 30, 1999 the net unrealized loss on investments based on cost for federal income tax purposes of $58,522,492 was as follows:

  Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost         $    51,200
  Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value          (1,745,786)
                                                            -----------
  Net unrealized loss                                       $(1,694,586)
                                                            -----------

(b) At November 30, 1999 the Fund had a net capital loss carryforward of $4,019,115 which will expire between 2000 and 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1999 were as follows:

                                Purchases          Sales
                               -----------      -----------
Long-term U.S. Government      $27,363,918      $39,361,744
Other Long-term Securities      24,301,736       10,596,306

The accompanying notes are an integral part of these financial statements.   15

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
BALANCE SHEET 11/30/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $58,502,961)              $56,827,906
  Cash                                                                   413,378
  Receivables --
   Investments securities sold                                           169,406
   Fund shares sold                                                      134,102
   Interest                                                              782,702
   Due from Pioneer Investment Management, Inc.                           16,219
  Other                                                                    5,599
                                                                     -----------
    Total assets                                                     $58,349,312
                                                                     -----------
LIABILITIES:
  Payables -
   Fund shares repurchased                                           $    23,418
   Dividends                                                              52,631
  Due to affiliates                                                       26,771
  Accrued expenses                                                        56,139
                                                                     -----------
    Total liabilities                                                $   158,959
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $64,157,725
  Accumulated undistributed net investment income                         25,459
  Accumulated net realized loss on investments                        (4,317,776)
  Net unrealized loss on investments                                  (1,675,055)
                                                                     -----------
    Total net assets                                                 $58,190,353
                                                                     ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $47,781,363/13,200,069 shares)                   $      3.62
                                                                     -----------
  Class B (based on $10,017,858/2,766,976 shares)                    $      3.62
                                                                     -----------
  Class Y (based on $391,132/107,926 shares)                         $      3.62
                                                                     -----------
MAXIMUM OFFERING PRICE:
  Class A                                                            $      3.71
                                                                     -----------


16  The accompanying notes are an integral part of these financial statements.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 11/30/99

INVESTMENT INCOME:
  Interest                                                                $ 3,998,151
                                                                          -----------
EXPENSES:
  Management fees                                           $301,311
  Transfer agent fees
   Class A                                                   109,532
   Class B                                                    22,169
   Class Y                                                       257
  Distribution fees
   Class A                                                   123,596
   Class B                                                   104,381
  Administrative fees                                         29,591
  Custodian fees                                              23,119
  Registration fees                                           40,474
  Professional fees                                           47,172
  Printing                                                    25,469
  Fees and expenses of nonaffiliated trustees                 27,774
  Miscellaneous                                                8,968
                                                            --------
    Total expenses                                                        $   863,813
    Less management fees waived and
      expenses reimbursed by Pioneer
      Investment Management, Inc.                                            (258,411)
    Less fees paid indirectly                                                 (15,434)
                                                                          -----------
    Net expenses                                                          $   589,968
                                                                          -----------
     Net investment income                                                $ 3,408,183
                                                                          -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                        $  (592,766)
  Change in net unrealized gain on investments                             (2,082,562)
                                                                          -----------
   Net loss on investments                                                $(2,675,328)
                                                                          -----------
   Net increase in net assets resulting from operations                   $   732,855
                                                                          -----------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 11/30/99 and 11/30/98


                                                            Year Ended         Year Ended
                                                             11/30/99           11/30/98
FROM OPERATIONS:
Net investment income                                      $ 3,408,183        $ 2,925,411
Net realized loss on investments                              (592,766)          (340,080)
Change in net unrealized gain or loss on investments        (2,082,562)           464,044
                                                           -----------        -----------
  Net increase in net assets resulting from operations     $   732,855        $ 3,049,375
                                                           -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.21 and $0.22 per share, respectively)        $(2,844,985)       $(2,584,947)
  Class B ($0.18 and $0.18 per share, respectively)           (516,835)          (327,714)
  Class Y ($0.23 and $0.14 per share, respectively)            (23,908)           (10,981)
                                                           -----------        -----------
    Total distributions to shareholders                    $(3,385,728)       $(2,923,642)
                                                           -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $49,295,514        $58,766,110
Reinvestment of distributions                                2,647,588          2,314,221
Cost of shares repurchased                                 (50,875,886)       (48,675,680)
                                                           -----------        -----------
  Net increase in net assets resulting
    from fund share transactions                           $ 1,067,216        $12,404,651
                                                           -----------        -----------
  Net increase (decrease) in net assets                    $(1,585,657)       $12,530,384
NET ASSETS:
Beginning of year                                           59,776,010         47,245,626
                                                           -----------        -----------
End of year (including accumulated undistributed/
  (distributions in excess of) net investment income of
  $25,459 and $(5,769), respectively)                      $58,190,353        $59,776,010
                                                           -----------        -----------


18  The accompanying notes are an integral part of these financial statements.

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    '99 Shares    '99 Amount         '98 Shares    '98 Amount
CLASS A
Shares sold                         10,232,153   $38,074,896          9,455,747   $35,650,906
Reinvestment of distributions          621,135     2,294,085            550,731     2,078,817
Less shares repurchased            (10,637,046)  (39,466,164)        (8,172,880)  (30,815,032)
                                   -----------   -----------         ----------   -----------
  Net increase                         216,242   $   902,817          1,833,598   $ 6,914,691
                                   -----------   -----------         ----------   -----------
CLASS B
Shares sold                          3,002,539   $11,109,190          6,017,333   $22,668,229
Reinvestment of distributions           89,263       329,597             59,471       224,347
Less shares repurchased             (3,041,290)  (11,242,752)        (4,738,301)  (17,841,391)
                                   -----------   -----------         ----------   -----------
  Net increase                          50,512   $   196,035          1,338,503   $ 5,051,185
                                   -----------   -----------         ----------   -----------
CLASS Y*
Shares sold                             29,860   $   111,428            118,231   $   446,975
Reinvestment of distributions            6,463        23,906              2,920        11,057
Less shares repurchased                (44,458)     (166,970)            (5,090)      (19,257)
                                   -----------   -----------         ----------   -----------
  Net increase (decrease)               (8,135)  $   (31,636)           116,061   $   438,775
                                   -----------   -----------         ----------   -----------

* Class Y Shares were first publicly offered on April 9, 1998.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                             Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                              11/30/99    11/30/98     11/30/97     11/30/96     11/30/95
CLASS A
Net asset value, beginning of year                             $  3.78     $  3.77      $  3.79      $  3.84      $  3.75
                                                               -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
  Net investment income                                        $  0.21     $  0.22      $  0.21      $  0.24      $  0.25
  Net realized and unrealized gain (loss) on investments         (0.16)       0.01            -        (0.05)        0.10
                                                               -------     -------      -------      -------      -------
    Net increase from investment operations                    $  0.05     $  0.23      $  0.21      $  0.19      $  0.35
Distributions to shareholders:
  Net investment income                                          (0.21)      (0.22)       (0.23)       (0.24)       (0.26)
                                                               -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                     $ (0.16)    $  0.01      $ (0.02)     $ (0.05)     $  0.09
                                                               -------     -------      -------      -------      -------
Net asset value, end of year                                   $  3.62     $  3.78      $  3.77      $  3.79      $  3.84
                                                               -------     -------      -------      -------      -------
Total return*                                                     1.47%       6.28%        5.64%        5.20%        9.64%
Ratio of net expenses to average net assets+                      0.88%       0.85%        0.87%        0.87%        0.86%
Ratio of net investment income to average net assets+             5.75%       5.78%        6.10%        6.25%        6.43%
Portfolio turnover rate                                             86%         70%          31%          65%         110%
Net assets, end of year (in thousands)                         $47,781     $49,072      $42,058      $54,637      $53,860
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                    1.31%       1.30%        1.44%        1.33%        1.38%
  Net investment income                                           5.32%       5.33%        5.53%        5.79%        5.92%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                    0.85%       0.85%        0.85%        0.85%        0.85%
  Net investment income                                           5.78%       5.78%        6.12%        6.27%        6.44%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.

20  The accompanying notes are an integral part of these financial statements.


Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------
                                                                  Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                   11/30/99    11/30/98     11/30/97     11/30/96     11/30/95
CLASS B
Net asset value, beginning of year                                 $  3.78     $  3.76       $ 3.79       $ 3.85       $ 3.75
                                                                   -------     -------       ------       ------       ------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.18     $  0.19       $ 0.20       $ 0.21       $ 0.22
 Net realized and unrealized gain (loss) on investments              (0.16)       0.01        (0.03)       (0.05)        0.11
                                                                   -------     -------       ------       ------       ------
   Net increase from investment operations                         $  0.02     $  0.20       $ 0.17       $ 0.16       $ 0.33
Distributions to shareholders:
 Net investment income                                               (0.18)      (0.18)       (0.20)       (0.21)       (0.23)
 In excess of net investment income                                      -           -            -        (0.01)           -
                                                                   -------     -------       ------       ------       ------
Net increase (decrease) in net asset value                         $ (0.16)    $  0.02       $(0.03)      $(0.06)      $ 0.10
                                                                   -------     -------       ------       ------       ------
Net asset value, end of year                                       $  3.62      $ 3.78       $ 3.76       $ 3.79       $ 3.85
                                                                   -------     -------       ------       ------       ------
Total return*                                                         0.64%       5.49%        4.60%        4.37%        8.93%
Ratio of net expenses to average net assets+                          1.62%       1.63%        1.67%        1.69%        1.63%
Ratio of net investment income to average net assets+                 5.04%       5.00%        5.29%        5.40%        5.61%
Portfolio turnover rate                                                 86%         70%          31%          65%         110%
Net assets, end of year (in thousands)                             $10,018     $10,264       $5,187       $4,969       $2,924
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        2.05%       1.99%        2.25%        2.15%        2.17%
  Net investment income                                               4.61%       4.64%        4.71%        4.94%        5.08%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        1.61%       1.62%        1.66%        1.67%        1.60%
  Net investment income                                               5.05%       5.01%        5.30%        5.42%        5.64%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    21

Pioneer Limited Maturity Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                              Year Ended     4/9/98 to
CLASS Y                                        11/30/99       11/30/98
Net asset value, beginning of period            $ 3.79         $ 3.77
                                                ------         ------
Increase (decrease) from investment operations:
 Net investment income                          $ 0.23         $ 0.14
 Net realized and unrealized gain (loss)
    on investments                               (0.17)          0.02
                                                ------         ------
  Net increase from investment operations       $ 0.06         $ 0.16
Distributions to shareholders:
 Net investment income                           (0.23)         (0.14)
                                                ------         ------
Net increase (decrease) in net asset value      $(0.17)        $ 0.02
                                                ------         ------
Net asset value, end of period                  $ 3.62         $ 3.79
                                                ------         ------
Total return*                                     1.64%          4.35%
Ratio of net expenses to average net assets+      0.48%          0.55%**
Ratio of net investment income to average
  net assets+                                     6.18%          5.99%**
Portfolio turnover rate                             86%            70%
Net assets, end of period (in thousands)        $  391         $  440
Ratios assuming no waiver of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                    0.90%          0.74%**
  Net investment income                           5.76%          5.80%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
 Net expenses                                     0.46%          0.55%**
 Net investment income                            6.20%          5.99%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Limited Maturity Bond Fund

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99
------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Limited Maturity Bond Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with a high level of principal stability. Effective, September 17, 1999, the Fund changed its name from Pioneer Short-Term Income Trust, to more accurately reflect the composition of the portfolio.

The Fund offers three classes of shares - Class A, Class B and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class B shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

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Pioneer Limited Maturity Bond Fund

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NOTES TO FINANCIAL STATEMENTS 11/30/99                            (continued)
------------------------------------------------------------------------------

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At November 30, 1999, the Fund has reclassified $8,773 from accumulated net realized loss on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $13,563 in underwriting commissions on the sale of fund shares during the year ended November 30, 1999.

D. Class Allocations

  Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date.

Pioneer Limited Maturity Bond Fund

------------------------------------------------------------------------------

------------------------------------------------------------------------------

  Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class Y shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counter parties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $7,455 in transfer agent fees payable to PSC at November 30, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A and Class B shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the

Pioneer Limited Maturity Bond Fund

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                           (continued)
------------------------------------------------------------------------------

Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee aid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $19,316 in distribution fees payable to PFD at November 30, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 1999, CDSCs in the amount of $56,932 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1999 the Fund's expenses were reduced by $15,434 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 1999 the Fund had no borrowings under this agreement.

Pioneer Limited Maturity Bond Fund

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Limited Maturity Bond Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Limited Maturity Bond Fund (the Fund) (formerly Pioneer Short-Term Income Trust), as of November 30, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Limited Maturity Bond Fund as of November 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 7, 2000

Pioneer Limited Maturity Bond Fund

------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                            President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Richard A. Schlanger, Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

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THE PIONEER FAMILY OF MUTUAL FUNDS
------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares







*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

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HOW TO CONTACT PIONEER
------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.

[Graphic: Pioneer Logo]

Pioneer Investment Management, Inc.
60 State Street                                7246-00-0100
Boston, Massachusetts 02109                (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            [Recycle logo] Printed on Recycled Paper